EXHIBIT 99.2

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”) is made and given as of November 27,2019, by Lightning Gaming, Inc., a Nevada corporation, as borrower (“LGI”), Lightning Slot Machines, LLC, a Nevada limited liability company, as borrower (“LSM”), and Lightning Poker, Inc., a Pennsylvania corporation, as borrower (“LPI”) each jointly and severally, (LGI, LSM and LPI are hereinafter individually and collectively referred to as, the “Borrower”), whose principal place of business is located at 23 Creek Circle, Boothwyn, PA 19061, in favor of PDS Gaming – Nevada, LLC, a Nevada limited liability company (together with its successors and assigns, the “Lender”).

RECITALS

A.       Pursuant to that certain Master Loan Agreement, dated as of November 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Master Loan Agreement”), the Lender agreed to provide a loan in the principal amount of up to $7,000,000.00 (the “Loan”) to be used for the purposes set forth in the Master Loan Agreement.

B.       The Loan is evidenced by the current and, possibly future, promissory notes executed by the Borrower in favor of the Lender in accordance with the terms and conditions of the Master Loan Agreement (each a “Note” and collectively the “Notes”).

C.       Borrower has exclusive patent rights, free and clear of any liens or security interests, to the use of certain patents more fully described in Exhibit “A” attached hereto and hereby made a part of this Agreement by reference (collectively, the “Patents”).

D.       As of each Closing Date, the Borrower is the owner free and clear of any liens or security interests of certain gaming equipment more fully described in Exhibit “B” attached hereto and as it may be amended from time to time (collectively, the “Gaming Equipment”).

E.       As used herein the term “Gaming Equipment” shall include all gaming machines and related items described in Exhibit “B”, improvements, accessions, appurtenances, substitutions and replacements thereof, insurance proceeds and condemnation awards payable therefrom, together with all proceeds and products thereof and all rights thereto now or hereafter existing plus any additional gaming machines and associated gaming equipment hereafter acquired.

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F.       As security for repayment of the Loan, the Lender has required that the Borrower execute and deliver to the Lender this Security Agreement granting a security interest to the Lender in the Collateral (as hereinafter defined).

G.       The Notes, the Master Loan Agreement, this Security Agreement, and any other instruments or documents given as security for the Loan are herein referred to as the “Loan Documents.”

H.       Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Master Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, it is agreed as follows:

1.                  Grant of Security Interest. As security for the payment and performance of the Notes and all other liabilities, obligations and indebtedness of the Borrower to the Lender due or to become due, direct or indirect, absolute or contingent, joint or several, howsoever created, arising or evidenced, now or hereafter at any time created, arising or evidenced under or pursuant to the Notes, the Master Loan Agreement or this Security Agreement or any other document or instrument evidencing or securing the Notes (hereinafter collectively referred to as the “Obligations”), the Borrower does hereby transfer, assign and grant to the Lender a security interest in all of the Borrower’s right, title and interest in and to the following personal property, tangible and intangible (hereinafter collectively referred to as the “Collateral”), wherever located or situated and whether now owned or hereafter acquired or created, including but not limited to (as the below capitalized terms are defined in the Uniform Commercial Code in effect from time to time in the State of Nevada (“UCC”) unless otherwise indicated):

(a)                The Gaming Equipment;

(b)               All equipment associated with the operation of the Gaming Equipment (as defined in this Agreement), including but not limited to, software copyrights, networking software and hardware, communications equipment, and technology licensing rights;

(c)                All Patents;

(d)               All Equipment (as defined in the UCC)

(e)                All Accounts;

(f)	All Chattel Paper (including tangible chattel paper and Electronic Chattel Paper);

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(g)               All Goods (including equipment, inventory and fixtures);

(h)               All Instruments (including promissory notes);

(i)                 All Inventory;

(j)                 All Investment Property;

(k)	All Documents, including bills of sale, warranty bills of sale, assignments, invoices, purchase contracts or other contracts and contract rights pursuant to which Debtor purported to obtain rights in or title to any other Collateral
(l)	All deposit accounts;

(m)	All commercial tort claims;

(n)	All Letter of Credit Rights;

(o)	All General Intangibles (including Payment Intangibles and Software);

(p)	All Supporting Obligations;

(q)	All other assets (including inventions, discoveries, trade secrets, intellectual property rights, patents, trademarks, trade names, service marks and copyrights, registrations of and applications relating to any of the foregoing, and all associated goodwill); and

(r)	All books and records of the Borrower, including all records (including maintenance and warranty records), ledgers, computer programs, software, disc or tape files, source and object code, printouts, runs, and other computer prepared information indicating, summarizing, or evidencing the Collateral;

together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, products thereof and any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any of the foregoing, including “proceeds” as defined in the UCC (whether constituting accounts, chattel paper, deposit accounts, documents, electronic chattel paper, equipment, general intangibles, goods, instruments, inventory, property or payment intangibles (as each such term is defined in the UCC)), any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Borrower from time to time with respect to any of the foregoing, any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, or for or on account of any damage or injury to or conversion of any of the foregoing by any Person.

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Borrower agrees that it will supplement Exhibit “B” to this Agreement as to additional Gaming Equipment acquired by Borrower on at least a quarterly basis. Borrower acknowledges that Lender will have a security interest in such additional Gaming Equipment at the time Borrower acquires such Gaming Equipment irrespective of when the supplement is executed.

2.                  Borrower’s Representations, Warranties and Covenants. The Borrower represents, warrants, covenants and agrees as follows:

(a)                Organization. Borrower is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization as described in the preamble to this Security Agreement The Borrower is duly qualified to do business and is in good standing in every other jurisdiction wherein the nature of its business or the character of its properties makes such qualification necessary. The Borrower has all requisite power and authority to carry on its business as now conducted and as presently proposed to be conducted.

(b)               Authorization. The Borrower has full power and authority to execute and deliver the Loan Documents to which it is a party and to incur and perform its obligations hereunder and thereunder. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party and any and all other documents and transactions contemplated hereby or thereby have been duly authorized by all necessary organizational action, will not violate any provision of law or of its charter, operating agreement or any other organizational document of the Borrower or result in the breach of, constitute a default under, or create or give rise to any Lien under, any indenture or other agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected.

(c)                Performance by Borrower. Except as permitted by the Master Loan Agreement the Borrower shall not:

(i)                 sell, transfer or assign, or offer to sell, transfer or assign all or any part of the Collateral or permit all or any part of the Collateral to be sold, transferred, or assigned except in the ordinary course of Borrower’s business;

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(ii)               remove or consent to the removal of any of the Equipment from the facilities according to the Lease Agreements except in the ordinary course of Borrower’s business;

(d)               Title to Collateral. Borrower has good marketable title to all of the Equipment and none of the Collateral is subject to any Lien except for the security interest created by this Security Agreement and except for the Liens to be released simultaneously with the making of the Loan contemplated under the Master Loan Agreement. Borrower has not granted, and will not grant or permit to exist, any Lien in all or any portion of the Collateral, except as permitted under the Loan Agreement. Borrower shall defend the Collateral against all claims and demands of all and any other Persons at any time claiming any interest therein adverse to Lender.

(e)                Actions and Proceedings. There are no actions at law, suits in equity or by other proceedings before any governmental agency, commission, bureau, tribunal or other arbitration proceedings against or affecting the Borrower that, if adversely determined, would adversely affect the Borrower’s interest in the Collateral or would adversely affect the rights of the Borrower to pledge and assign all or a part of the Collateral or the rights and security afforded Lender hereunder.

(f)                Insurance. The Borrower will keep the Equipment insured at all times against loss by fire and/or other hazards concerning which, in the judgment of the Lender insurance protection is reasonably necessary, by a company or companies reasonably satisfactory to the Lender and in amounts sufficient to protect against loss or damage of the Equipment. The Borrower will pay the premiums therefor; and such policy or policies will be delivered to and held by the Lender, together with a loss payable clause in favor of the Lender, in form satisfactory to the Lender. The Lender shall have the sole right to obtain, adjust, settle and cancel any such insurance by reason of any damage or destruction to all or any portion of the Equipment. Each insurance policy required: (1) shall be issued or written by such insurer (or insurers) that is financially responsible; (2) shall be in such form and with such provisions as are generally considered standard provisions for the type of insurance involved; and (3) shall prohibit cancellation or substantial modification by the insurer without at least thirty (30) days’ prior written notice to the Lender.

(g)               No Fixture. It is the intention of the parties hereto that no part of the Equipment is or shall become a fixture. Notwithstanding and not in derogation of the foregoing, if any of the Equipment is or is to become a fixture, the Borrower agrees to furnish the Lender, at its request, with a statement signed by a duly authorized representative of the Borrower providing that the Borrower consents to the security interest created hereby and disclaims any interest in the Equipment as fixtures.

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(h)               Understandings Regarding Collateral. The Borrower acknowledges that the Equipment is of the design, capacity and, manufacture specified for and by the Borrower and that the Borrower is satisfied that the same is suitable for its intended purposes. The Borrower further acknowledges and agrees that the Lender is not a manufacturer or vendor of the Equipment and that the Lender has not made, and does not make, any representation, warranty or covenant with respect to merchantability, fitness for any purpose, condition, quality, delivery, installation, durability, patent, copyright or trademark infringement, suitability or capability of any item of Equipment in any respect or in connection with any other purpose or use of the Borrower, or any other representation, warranty or covenant of any kind or character expressed or implied with respect thereto. The Borrower accordingly agrees not to assert any claim whatsoever against the Lender based thereon. The Borrower further agrees, regardless of cause, not to assert any claim whatsoever against the Lender for loss of anticipatory profits or consequential damages. The Lender shall have no obligation to install, erect, test, adjust or service the Equipment. The Borrower shall look to the manufacturer or vendor for any claims related to the Equipment.

(i)                 Borrower Representations and Covenants

(i)                 The Collateral is not subject to any “blanket” or other security interests granted by the Borrower other than Lender’s security interest.

(ii)               The Gaming Equipment is and will be used for the business purpose of placing such Gaming Equipment at the gaming establishments pursuant to the Lease Agreements and shall at all times be located at such facilities (excluding any Gaming Equipment that is sold in the ordinary course of business).

(iii)             The Borrower will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit and cause the owners or operators of the facilities where the Gaming Equipment is located to permit the Lender to enter upon the facilities and at reasonable times and upon reasonable notice for the purpose of examining the Collateral.

(iv)             The charter, operating agreement and/or other organizational documents of the Borrower have not been repealed or amended since the date of their delivery to the Lender, and they are in full force and effect on the date hereof.

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(v)               The Borrower will derive economic benefit from the Loan, and the Borrower acknowledges that the Lender is relying upon the security interests granted herein in making the Loan.

(vi)             The Borrower will provide to the Lender the financial information as described in the Master Loan Agreement.

(vii)           The Borrower will not impose any taxes on the Lender, its successors or assigns, or on any Person who acquires a beneficial interest or participation interest in the Obligations, except if such person does business with the Borrower totally unrelated to the Obligations and such tax arises out of such unrelated business.

(viii)         The Borrower will not modify any of its organizational documents or existing contracts, ordinances, laws, rules or regulations, or repeal or enact any ordinances, laws, rules or regulations, if such modification, repeal or enactment is likely to have a Material Adverse Effect on the operations, revenues or profits of the Borrower.

(j)                 Costs of Collection. In the event of any action or proceeding to collect or realize upon the Collateral or to enforce any of the Lender’s rights hereunder, the Borrower shall pay: (i) all of the Lender’s attorneys’ fees and legal expenses, with interest thereon, incurred by the Lender; (ii) all taxes, levies, insurance expenses, costs of repairs, repairs to, or maintenance of the Collateral; and (iii) all costs of the Lender incurred in taking possession of, disposing of or preserving the Collateral after any default hereinafter described.

3.                  Event of Default. It shall be an Event of Default under this Security Agreement upon the occurrence of any “Event of Default” under and as defined in the Master Loan Agreement.

4.                  Remedies.

(a)                Among the other rights and remedies available to the Lender under the Loan Documents, at law or in equity, upon an Event of Default, the Lender may upon written notice declare all Obligations immediately due and payable, and may, at its option,

(i)                 Either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, proceed immediately to enforce and exercise all of the powers, rights and privileges reserved or granted to the Lender hereunder;

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(ii)               Upon notice, sell, lease or dispose of the Collateral by public or private sale;

(iii)             Exercise any of the applicable remedies available to a secured party under the Uniform Commercial Code (the “UCC”);

(iv)             Proceed to protect and enforce this Security Agreement by suits or proceedings or otherwise, and for the enforcement of any other legal or equitable right or remedy available to the Lender; and/or

(v)               In accordance with applicable law including, without limitation, any applicable notice requirements, take possession of the Equipment.

In the event that any notice is required to be given under the UCC such requirements for reasonable notice shall be satisfied by giving at least ten (10) days’ notice prior to the event or thing giving rise to the requirement of notice. Upon an Event of Default, the Borrower shall make the Equipment available to the Lender at the Lender’s direction.

(b)               Upon the exercise by the Lender of any power, right, privilege, or remedy pursuant to this Security Agreement which requires any consent, approval, registration, qualification, or authorization of any Governmental Authority or any third party, the Borrower agrees to execute and deliver all applications, certificates, instruments, assignments, and other documents and papers that the Lender or any purchaser of the Collateral may be required to obtain for such consent, approval, registration, qualification, or authorization.

(c)                The Borrower recognizes that in the event the Borrower fails to perform, observe or discharge any of its Obligations, any remedy at law may be inadequate relief to the Lender; therefore, the Borrower agrees that the Lender, if the Lender so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(d)               The Borrower will reimburse the Lender for all expenses incurred by the Lender, including, without limitation, attorneys’ and accountants’ reasonable fees and expenses, in connection with the foregoing.

(e)                To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender (i) to fail to incur expenses reasonably deemed significant by the Lender to prepare Equipment for disposition or otherwise to complete work in process into finished products for disposition, (ii) to fail to obtain third party consents for

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access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated under any part of the Collateral or to remove Liens on or any adverse claims against the Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated under any part of the Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of the Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of the Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, (xii) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral or (xiii) to comply with any applicable state or federal law requirements in connection with a disposition of the Collateral. The Borrower acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this section.

5.                  Further Assurances. The Borrower shall execute and deliver to the Lender, promptly and at the Borrower’s expense, such other documents and assurances, and take such further action as the Lender may reasonably request, in order to carry out effectively the intent and purpose of this Security Agreement, ensure the attachment, perfection and priority of, and maintain and protect the Lender’s security interest in the Collateral, and to establish and protect the rights, interests and remedies of the Lender hereunder. This shall include, without limitation, providing UCC financing statements and

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evidence of tax filings and payments. The Borrower agrees that the Lender is authorized, at its option, to file photographic or other reproduction of this Security Agreement as a financing statement and shall be sufficient as a financing statement under the UCC and to file financing statements or amendments thereto without the signature of the Borrower and, if a signature is required by law, then the Borrower appoints the Lender as the Borrower’s attorney-in-fact to execute any such financing statements and to take any action and execute any instruments which the Lender may reasonably deem necessary or advisable to accomplish the purposes of this Security Agreement. The Borrower agrees that such authorization includes a ratification and authorization with respect to any initial financing statements filed prior to the date hereof.

6.                  Cumulative Remedies. All of the Lender’s rights and remedies herein are cumulative and in addition to any rights or remedies available at law or in equity including the UCC, and may be exercised concurrently or separately. The Borrower shall pay all costs, expenses, losses, damages and legal costs (including attorneys’ fees) incurred by the Lender as a result of enforcing any terms or conditions of this Security Agreement.

7.                  Cross-Default; Cross-Collateralization.  Any security interests created under this Security Agreement will also secure any other obligations with respect to any other Loan Documents entered into by Borrower, and any security interests created under any other Loan Documents will also secure the Collateral under this Security Agreement.  Any Event of Default hereunder shall be an event of default under such other Loan Documents, and any event of default under such other Loan Documents shall be an Event of Default hereunder.  Consequently, for all purposes hereof, all amounts due by Borrower under the Loan will include all amounts due by Borrower under such other Loan Documents.

8.                  No Liability Imposed on Lender. The Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability nor shall this Security Agreement operate to place responsibility for the control, care, management or repair of the Equipment upon the Lender nor shall it operate to make the Lender responsible for any dangerous or defective condition of the Equipment.

9.                  Indemnification. The Borrower shall and does hereby agree to indemnify against and to hold the Lender harmless of and from any and all liability, loss or damage which Lender may or might reasonably incur under or by reason of this Security Agreement and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements excepting the negligence or willful misconduct of the Lender. Should the Lender incur any such liability, should the Lender be required to defend against any such claims or demands or should a judgment be entered against the

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Lender with respect to such claims, the amount thereof, including costs, expenses, and reasonable attorneys’ fees, shall bear interest thereon at the highest Interest Rate charged to Borrower under the Master Loan Agreement, shall be secured hereby, shall be added to the Obligations and the Borrower shall reimburse the Lender for the same immediately upon demand, and upon the failure of the Borrower so to do, the Lender may declare all Obligations immediately due and payable. Any amount payable to the Lender under this section 9 shall be due and payable upon demand therefor and receipt by the Borrower of a statement from the Lender setting forth in reasonable detail the amount claimed and the basis therefor and upon reasonable opportunity for the Borrower to verify and/or challenge same. The Lender agrees, at the request and reasonable expense of the Borrower, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to the Lender.

10.              Attorney in Fact. The Borrower hereby irrevocably appoints the Lender and its successors and assigns as its agent and attorney-in-fact, which appointment is coupled with an interest, to exercise any rights or remedies with respect to the Collateral or to endorse any checks which constitute part of the Collateral. This appointment shall become immediately effective upon the occurrence of any Event of Default and shall continue for the continuance thereof.

11.              Expenses of Lender. All reasonable expenses of the Lender in connection with the execution and delivery of the Notes, the Master Loan Agreement and this Security Agreement and the other documents and instruments executed and delivered therewith, including the Lender’s reasonable attorneys’ fees and expenses as limited by the terms of the Master Loan Agreement, shall be paid upon demand within five (5) days after receipt of written request therefor by the Borrower. All expenses in protecting, storing, warehousing, insuring, handling and shipping of the Equipment, all costs of keeping the Collateral free of liens, encumbrances and security interests created by this Security Agreement and the removing of the same and all excise, property, sales and use taxes imposed by state, federal or local authority on any of the Collateral or with respect to the sale thereof, shall be borne and paid for by the Borrower and if the Borrower fails to promptly pay any amounts thereof when due, the Lender may, at its option, but shall not be required to pay the same, or upon the same shall constitute Obligations and shall bear interest at the highest Interest Rate charged to Borrower under the Master Loan Agreement and shall be secured by the security interests granted hereunder. The Borrower shall have the right to review the Lender’s documents, books and records regarding any expenses paid by the Borrower hereunder for services provided by third parties.

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12.              Continuing Rights. The rights and powers of the Lender or receiver hereunder shall continue and remain in full force effect until all Obligations are paid in full.

13.              Books and Records. The Borrower will permit the Lender and its representatives upon prior written or telephonic notice to examine the Borrower’s books and records (including data processing records and systems), with respect to the Collateral and make copies thereof, at any time during normal business hours and from time to time (such access to be given immediately upon request in the case of any emergency or a material change in financial or other condition of the Borrower), and the Borrower will furnish such information reports to the Lender and its representatives regarding the Collateral as the Lender and its representatives may from time to time reasonably request. The Lender shall have the authority, at any time, and upon reasonable advance notice to the Borrower, to require the Borrower to place upon the Borrower’s books and records relating to the Collateral and other rights to payment covered by the security interest created in this Security Agreement a notation stating that any such Collateral and other rights of payment are subject to a security interest in favor of the Lender.

14.              Changes Regarding Certain Information. The Borrower’s principal place of business and jurisdiction of organization are as set forth in the preamble hereto. The Borrower will not change any such location without thirty (30) days’ prior written notice to the Lender. The Borrower represents that its books and records concerning accounts and chattel paper are located at its principal place of business.

15.              Name of Borrower. The Borrower’s true name is as set forth in the preamble hereto. The Borrower agrees that it will not change its name without thirty (30) days’ prior written notice to the Lender.

16.              Successors and Assigns. The Borrower may not assign or transfer its rights or obligations hereunder without the express written consent of the Lender. This Security Agreement and each and every covenant, agreement and provision hereof shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The Borrower acknowledges and agrees that Lender may assign, mortgage, or otherwise transfer its interest hereunder to others (“Assignees”) without any consent of the Borrower, provided however, that the Borrower will be notified of the assignment.

17.              Governing Law. This Security Agreement is executed pursuant to and shall be governed by the laws of the State of Nevada.

18.              Severability. It is the intent of this Security Agreement to confer to the Lender the rights and benefits hereunder to the full extent allowable by law including all rights available under the UCC. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Security Agreement.

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19.              Notices. Any notices and other communications permitted or required by the provisions of this Security Agreement (except for telephonic notice expressly permitted) shall be in writing and shall be sent by United States Postal Service, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or by any other reputable private carrier such as Federal Express, Airborne, DHL or similar overnight delivery service, and addressed as follows:

If to the Borrower:                                Lightning Gaming, Inc.

23 Creek Circle, Suite 400

Boothwyn, PA 19061

Telephone: (610) 494-5534
Facsimile: (610) 494-6654

If to the Lender:                                    PDS Gaming – Nevada LLC

6280 Annie Oakley Drive
Las Vegas, Nevada 89120
Attention: Peter D. Cleary

Telephone: (702) 730-0700
Facsimile: (702) 740-8696

Each such notice shall be effective upon being sent as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days’ notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Security Agreement to change its address and shall have the right to specify as its address any other address within the United States of America. Each notice shall be addressed to the address of the recipient as set forth in the preamble to this Security Agreement.

20.              Amendments, Waivers and Consents. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended, and no consent to any departure by the Borrower herefrom shall be effective, except by or pursuant to an instrument in writing which is duly executed by the Borrower and the Lender. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Lender of any right or remedy under this Security Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Lender would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Security Agreement on the part of the Lender shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Security Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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21.              Captions and Headings. The captions and headings of the various sections of this Security Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

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[SIGNATURE PAGE TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, the Borrower has caused this Security Agreement to be executed as of the date first above written.

LIGHTNING GAMING, INC.
By:___________________________________ Name: ________________________________ Title: _________________________________

LIGHTNING SLOT MACHINES, LLC
By:___________________________________ Name: ________________________________ Title: _________________________________

LIGHTNING POKER, INC.
By:___________________________________ Name: ________________________________ Title: _________________________________

Acknowledged:
PDS GAMING-NEVADA LLC
By:___________________________________ Name: ______________________________ Title: _______________________________

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EXHIBIT “A”
PATENTS

Item	US App./Pat. Number(s)
1	11824302
2	6626757
3	7306516
4	11986006
5	11788601
6	11824302
7	12151546
8	US0806852
9	61070229
10	29254445
11	29256125

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 EXHIBIT “B”
Gaming Equipment

See Attached

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